        Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Grace Hung-Sjauta,  Chief Financial Officer  and Principal Financial and Accounting Officer, of Global Holding International.,  a Nevada corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report on Form 10-Q of Global Holding International (the "Registrant") for the fiscal quarter ended August 31, 2015 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 30, 2015

/s/ Grace Hung-Sjauta
By: Grace Hung-Sjauta
Chief Financial Officer
Principal Financial and Accounting Officer